o     FAS P-5


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                           SHARE CLASS REDESIGNATION
                           EFFECTIVE JANUARY 1, 1999
                          Class A - Formerly Class I
                          Class C - Formerly Class II
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                        SUPPLEMENT DATED JUNE 23, 1999
                             TO THE PROSPECTUS OF
                   FRANKLIN TEMPLETON FUND ALLOCATOR SERIES
                            DATED DECEMBER 1, 1998

The prospectus is amended as follows:

I. As of January 1, 1999, Class I shares are designated Class A and Class II shares are designated Class C. All references in the prospectus to Class I shares are replaced with Class A, and all references to Class II shares are replaced with Class C.

II. The sections "What Are the Funds' Goals?", "What Are the Funds' Investment Strategies?" and "What Kinds of Securities Do the Funds Buy?" found under "How Do The Funds Invest Their Assets?" are replaced with the following:

WHAT ARE THE FUNDS' GOALS?

The investment goal of each fund is the highest level of long-term total return that is consistent with an acceptable level of risk. The goal is fundamental, which means that it may not be changed without shareholder approval.

WHAT ARE THE FUNDS' INVESTMENT STRATEGIES?

The investment manager allocates each fund's assets among the broad asset classes of equity, fixed income and short-term (money market) investments by investing in a uniquely-weighted combination of Franklin Templeton funds ("underlying Franklin Templeton funds"). These funds, in turn, invest in a variety of U.S. and foreign equity, fixed-income and money market securities. While the manager attempts to invest the assets of each fund in the same underlying Franklin Templeton funds, the manager varies the underlying Franklin Templeton funds investment allocation percentages based upon each fund's risk/return level. The following descriptions compare the three funds' levels of risk and return relative to one another and are not intended to imply an absolute level of risk or return for any fund.

CONSERVATIVE TARGET FUND is designed for investors seeking the highest level of long-term total return that is consistent with a lower level of risk. This fund may be most appropriate for investors with a shorter investment horizon.

MODERATE TARGET FUND is designed for investors seeking the highest level of long-term total return that is consistent with a moderate level of risk. This fund may be most appropriate for investors with an intermediate investment horizon.

GROWTH TARGET FUND is designed for investors seeking the highest level of long-term total return that is consistent with a higher level of risk. This fund may be most appropriate for investors with a longer investment horizon.

Following is a general guide the manager uses in allocating each of the fund's assets among the broad asset classes of equity, fixed-income and short-term (e.g., money market) investments. The percentages for each asset class for each fund may be changed from time to time by the funds' manager without the approval of shareholders.

                         SHORT-TERM        EQUITY      FIXED-INCOME
                        INVESTMENTS        FUNDS          FUNDS

Conservative Target Fund    20%             40%            40%
Moderate Target Fund        10%             55%            35%
Growth Target Fund           5%             80%            15%

In evaluating the risk level of the underlying Franklin Templeton funds, the manager analyzes such factors as: (a) relative and absolute performance, including correlations with other underlying Franklin Templeton funds as well as corresponding benchmarks, and (b) their volatility (the variability of returns from one period to the next).

The underlying Franklin Templeton funds in which the funds invest are listed below. This list may change from time to time upon the recommendation of the funds' manager without shareholder approval. For more detailed information on the investment policies of each underlying Franklin Templeton fund, see "How Do the Underlying Franklin Templeton Funds Invest Their Assets?" in this prospectus.

EQUITY FUNDS
      Franklin Aggressive Growth Fund
      Franklin Equity Fund
      Franklin Gold Fund
      Franklin Growth Fund
      Franklin Large Cap Growth Fund
      Franklin Natural Resources Fund
      Franklin Real Estate Securities Fund
      Franklin Small Cap Growth Fund
      Franklin Value Fund
      Franklin Utilities Fund
      Mutual Discovery Fund
      Mutual Shares Fund
      Mutual European Fund
      Templeton Developing Markets Trust
      Templeton Foreign Fund
      Templeton Foreign Smaller Companies Fund
      Templeton Global Smaller Companies Fund
      Templeton Greater European Fund
      Templeton Latin America Fund
      Templeton Pacific Growth Fund

FIXED-INCOME FUNDS
      Franklin's AGE High Income Fund
      Franklin Bond Fund
      Franklin Global Government Income Fund
      Franklin Investment Grade Income Fund
      Franklin Short-Intermediate U.S. Government Securities Fund
      Franklin U.S. Government Securities Fund
      Franklin Templeton Hard Currency Fund
      Templeton Global Bond Fund

No more than 25% of each fund's assets may be invested in any one underlying Franklin Templeton fund, except that each of the funds may invest up to 50% of its total assets in Franklin Short-Intermediate U.S. Government Securities Fund and Franklin U.S. Government Securities Fund.

DIRECT INVESTMENT IN SECURITIES AND OTHER INVESTMENT STRATEGIES. Each fund may invest up to 5% of its assets directly in the types of securities in which the underlying Franklin Templeton funds invest and may invest without limitation in repurchase agreements and securities issued or backed by the full faith and credit of the U.S. government. U.S. government securities include U.S. Treasury bills, notes, and bonds. Securities backed by the full faith and credit of the U.S. government include those issued by the Government National Mortgage Association.

Each fund may also engage directly in the types of investment strategies employed by the underlying Franklin Templeton funds. Each fund may invest in futures and related options for the purpose of managing the desired effective asset allocation of the fund. In addition, each fund may hedge its investments to protect the fund against a decline in market value. No fund intends to commit more than 5% of its assets to these investment strategies. Each fund may also invest up to 100% of its assets temporarily in the same types of securities that the underlying Franklin Templeton funds may invest in for temporary purposes, and under the same circumstances as the underlying Franklin Templeton funds.

PURCHASES OF SHARES OF THE UNDERLYING FRANKLIN TEMPLETON FUNDS. The funds invest only in Class Z shares of Mutual Discovery Fund, Mutual European Fund and Mutual Shares Fund and Advisor Class shares of the other underlying Franklin Templeton funds. Accordingly, the funds will not pay any sales load or 12b-1 service or distribution fees in connection with their investments in the underlying Franklin Templeton funds. The funds, however, will indirectly bear their pro rata share of the fees and expenses of the underlying Franklin Templeton funds that are applicable to holders of Class Z and Advisor Class shares. The investment returns of each fund, therefore, will be net of the expenses of the underlying Franklin Templeton funds it invests in.

III. The following is added to the section "U.S. Equity Funds" found under "How Do the Underlying Franklin Templeton Funds Invest Their Assets?":

FRANKLIN AGGRESSIVE GROWTH FUND ("AGGRESSIVE GROWTH"). The investment goal of the fund is capital appreciation. The fund normally invests primarily in equity securities of companies demonstrating accelerating growth, increasing profitability, or above-average growth or growth potential as compared with the overall economy. The fund invests in small, medium, and large capitalization companies with strong growth potential across a wide range of sectors.

EQUITY SECURITIES. In choosing equity investments, the fund's manager will focus on sectors that have exceptional growth potential and fast growing, innovative companies within these sectors. In addition, solid management and sound financial records are factors the manager also considers. Although the manager will search for investments across a large number of sectors, it expects to have significant positions in particular sectors. These sectors may include, for example, technology (including computers and telecommunications), health care (including biotechnology), consumer products, and consumer services (including media, broadcasting and entertainment).

FRANKLIN LARGE CAP GROWTH FUND ("LARGE CAP GROWTH"). The principal investment goal of the fund is long-term capital appreciation. Under normal market conditions, the fund will invest at least 80% of its total assets in equity securities of large cap growth companies located in the U.S. For purposes of the fund's investments, large cap growth companies include well-established companies with market capitalization of $8.5 billion or more that are expected to have revenue growth in excess of the economy as a whole either through above-average industry expansion or market share gains. These companies generally dominate, or are gaining market share, in their respective industries and have a reputation for quality manageme4nt, as well as superior products and services.

EQUITY SECURITIES. In choosing equity investments, the fund's manager will focus on companies that have exhibited above average growth, strong financial records and large market capitalization. In addition, management expertise, industry leadership, growth in market share and sustainable competitive advantage are factors the manager also considers. Although he manager will search for investments across a large number of industries, it expects to have significant positions (but not in excess of 25% of its total assets in a given sector) in the technology (including computers, telecommunications and electronics), health care and finance industries.

IV. Under "Who Manages the Funds?", the section "Management Team" is replaced with the following:

PORTFOLIO MANAGER.
Mark Boyadjian
Portfolio Manager of Franklin Advisers, Inc.

Mr. Boyadjian is a Chartered Financial Analyst and holds a Bachelor of Arts degree in Philosophy from University of California at Berkeley. Prior to joining the Franklin Templeton Group in 1998, Mr. Boyadjian was a portfolio manager at Scudder, Stevens & Clark.

V.    Under "How Do I Buy Shares?",

(a) the second waiver category in the section "Sales Charge Waivers," found under "Sales Charge Reductions and Waivers," is replaced with the following:

2. Redemption proceeds from the sale of shares of any Franklin Templeton
Fund. The proceeds must be reinvested in the same class of shares, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

If you paid a Contingent Deferred Sales Charge when you sold your Class A or C shares, we will credit your account with the amount of the Contingent Deferred Sales Charge paid but a new Contingent Deferred Sales Charge will apply. For Class B shares reinvested in Class A, a new Contingent Deferred Sales Charge will not apply, although your account will not be credited with the amount of any Contingent Deferred Sales Charge paid when you sold your Class B shares.

Proceeds immediately placed in a Franklin Bank CD also may be reinvested without a front-end sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

This waiver does not apply to shares you buy and sell under our exchange program. Shares purchased with proceeds from a money fund may be subject to a sales charge.

(b) and the section "How Do I Buy Shares in Connection with Retirement Plans?" is replaced with the following:

HOW DO I BUY SHARES IN CONNECTION WITH RETIREMENT PLANS?

Your individual or employer-sponsored retirement plan may invest in the funds. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

Trust Company can provide you with brochures containing important information about its plans. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Plan Services.

Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.

VI. The third item in the section "Exchange Restrictions," found under "May I Exchange Shares for Shares of Another Fund?", is replaced with the following:

o Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. You may, however, exchange shares from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. PLEASE NOTIFY US IN WRITING IF YOU DO NOT WANT THIS OPTION TO BE AVAILABLE ON YOUR ACCOUNT. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

VII.  In the "By Phone" section of the chart under "How Do I Sell Shares?",

(a) the first bulleted item is replaced with the following:

o If the request is $100,000 or less. Institutional accounts may exceed $100,000 by completing a separate agreement. Call Institutional Services to receive a copy.

(b) and the third bulleted item is deleted.

VIII. Under "Transaction Procedures and Special Requirements,"

(a) the section "Joint Accounts" is replaced with the following:

JOINT ACCOUNTS. For accounts with more than one registered owner, the funds accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

Please keep in mind that if you have previously told us that you do not want telephone exchange or redemption privileges on your account, then we can only accept written instructions to exchange or redeem shares if they are signed by all registered owners on the account.

(b) the reference to $50,000 in the section "Signature Guarantees" is replaced with $100,000.

(c) and the section "Trust Company Retirement Plan Accounts," found under "Telephone Transactions," is deleted.

IX. In the section "Services to Help You Manage Your Account - TeleFACTS(R)," the third bulleted item is replaced with the following:

o exchange shares (within the same class) between identically registered Franklin Templeton Class A, B or C accounts; and

X. In the "Useful Terms and Definitions" section, the definition of "Class I and Class II" is replaced with the following:

CLASS A, CLASS B AND CLASS C - Each fund offers two classes of shares, designated "Class A" and "Class C." The two classes have proportionate interests in the fund's portfolio. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Certain funds in the Franklin Templeton Funds also offer a share class designated "Class B."

               Please keep this supplement for future reference.